UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 10, 2004

                             ALIGN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-32259                    94-3267295
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                                881 Martin Avenue
                          Santa Clara, California 95050
          (Address of principal executive offices, including zip code)

                                 (408) 470-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

      On November 10, 2004, Align Technology, Inc. issued a press release announcing the resignation of Amir Abolfathi, Vice President of Research & Development, from Align.

      The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits.

      Exhibit No. Description

      99.1 Press Release of Align Technology, Inc. dated November 10, 2004 announcing the resignation of Amir Abolfathi, Vice President of Research & Development, from Align.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALIGN TECHNOLOGY, INC.

                                             By: /s/ Eldon M. Bullington
                                                 -------------------------------
                                                 Eldon M. Bullington
                                                 Vice President of Finance and
                                                 Chief Financial Officer

Date: November 10, 2004

                                  EXHIBIT INDEX

Exhibit No.  Description

99.1 Press Release of Align Technology, Inc. dated November 10, 2004 announcing the resignation of Amir Abolfathi, Vice President of Research & Development, from Align.